                                                                   EXHIBIT 10.45

                        JOINT AND SEVERAL PROMISSORY NOTE

$16,849,000                                                    November 19, 2004
                                                           Boston, Massachusetts

     FOR VALUE RECEIVED, FSQ/LTA HOLDINGS INC., a Delaware corporation and FIVE STAR QUALITY CARE, INC., a Maryland corporation (each a "MAKER" and collectively, "MAKERS"), by this promissory note (this "NOTE"), hereby jointly and severally promise unconditionally to pay to SENIOR HOUSING PROPERTIES TRUST, a Maryland real estate investment trust ("LENDER"), or order, on May 2, 2005 (the "MATURITY DATE"), unless sooner paid or payable as herein provided, the principal sum of Sixteen Million, Eight Hundred Forty-Nine Thousand Dollars ($16,849,000), or so much thereof as shall be advanced and remain unpaid hereunder, and to pay interest on the principal sum remaining unpaid hereunder from time to time from the date hereof until the principal shall have been paid in full.

     1.   BASE INTEREST; TERMS OF PAYMENT.

          (a) The unpaid principal balance hereof shall bear interest ("BASE INTEREST") from the date of this Note until paid at the Base Interest Rate (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in SECTION 10). All such interest shall be calculated on the basis of a 360-day year consisting of twelve (12) equal 30-day months, with partial months calculated on the basis of the actual number of days elapsed.

          (b) Base Interest shall be due and payable on the Maturity Date or if sooner, on the date of prepayment pursuant to SECTION 4 or on acceleration.

     2. LATE FEE. If any payment required to be made to Lender hereunder shall not be paid within ten (10) days after the date the same becomes due, Makers shall, at the election of Lender, pay to Lender, in addition to all other amounts payable hereunder and not as a penalty but as the agreed cost to Lender resulting from such delay, a "late fee" equal to five percent (5%) of such overdue amount.

     3. DEFAULT RATE. From and after the occurrence and during the continuance of an Event of Default, all amounts due and unpaid hereunder shall, to the extent permitted by law, bear interest until paid, at the Default Rate; such interest shall be calculated on the basis of a 360-day year consisting of twelve equal 30-day months, with partial months calculated on the basis of the actual number of days elapsed.

     4. PREPAYMENT. The unpaid principal of this Note, together with interest accrued thereon, may be prepaid in whole or part, at any time or from time to time, without payment of any prepayment fee, penalty or cost.

     5. IMPOSTS. Makers shall pay principal, interest and other amounts under, and in accordance with the terms of, this Note, free and clear of, and without deduction for, any and all present and future taxes, levies, imposts, deductions, charges, withholdings, and all liabilities with respect thereto, excluding income and franchise taxes payable by Lender to the United States of America or any political subdivision thereof. In addition, Makers shall pay any federal, state or local taxes on the acquisition of this Note by Lender and any stamp or other taxes levied by any jurisdiction on the execution, delivery, registration, performance and enforcement of this Note.

     6. PLACE AND MANNER OF PAYMENT. All payments of principal, interest and other amounts payable on or in respect of this Note or the indebtedness evidenced hereby shall be made to such account of Lender within the continental United States of America as Lender shall from time to time designate by notice to Makers not less than one (1) business day in advance, in lawful money of the United States of America, in immediately available Federal funds.

     7. COLLECTION OF COSTS. Should the indebtedness evidenced by this Note or any part thereof be collected by action at law, or in bankruptcy, receivership or other court proceedings, or should this Note be placed in the hands of attorneys for collection after default, Makers agree to pay, upon demand by Lender, in addition to principal and interest and other sums, if any, due and payable hereon, court costs and reasonable attorneys' fees and other reasonable collection charges, unless prohibited by law.

     8. EVENTS OF DEFAULT. If any of the following events (each, an "EVENT OF DEFAULT") shall have occurred:

     (a) Makers fail to pay any principal of or interest on this Note when and as the same shall become due and payable, whether at the Maturity Date, upon prepayment pursuant to SECTION 4, by acceleration or otherwise; or

     (b) either Maker is generally not paying its debts as such debts become due or admits in writing that it is not able to pay its debts as such debts become due or otherwise becomes insolvent; or files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction; or makes an assignment for the benefit of its creditors; or consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property;

     (c) there is a default under the Second Amended and Restated Lease Agreement dated as of November 19, 2004 among the parties identified as landlord therein and Five Star Quality Care Trust; or

     (d) a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation, dissolution or winding up of either Maker or for the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property to take advantage of any bankruptcy or insolvency law of any jurisdiction is filed against either Maker without its consent or other acquiescence and such petition is not dismissed within 60 days;

then the entire unpaid principal of this Note, together with interest and other amounts, if any, due hereon, shall in the case of clause (c) or (d) above, or may at Lender's option in the case of clause (a) above, become immediately due and payable (if not previously due and payable), without presentation, protest or notice of any kind.

     9. WAIVER BY MAKER. To the fullest extent permitted by applicable law, Makers hereby absolutely and irrevocably waive presentment, demand, notice, protest, and all other demands, notices and suretyship defenses generally, in connection with the delivery, acceptance, performance, default or enforcement of or under this Note.

     10. DEFINITIONS. For all purposes of this Note, except as otherwise expressly provided or unless the context otherwise requires, (a) the terms defined in this section shall have the meanings assigned to them in this section and include the plural as well as the singular, (b) all references in this Note to designated "Sections" and other subdivisions are to the designated Sections and other subdivisions of this Note, and (d) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Note as a whole and not to any particular Section or other subdivision.

     (a)  "BASE INTEREST RATE" shall mean nine percent (9%) per annum.

     (b) "DEFAULT RATE" shall mean the lesser of eighteen percent (18%) per annum and the maximum rate permitted under applicable law.

     (d) "EVENT OF DEFAULT" shall have the meaning given such term in SECTION 8 of this Note.

     (e) "MATURITY DATE" shall have the meaning given such term in the first paragraph of this Note.

     11. RIGHTS OF LENDER. The rights and remedies of Lender shall be cumulative and concurrent, and may be pursued singly, successively, or together in any order against Makers, all at the sole discretion of Lender. None of the provisions hereof, and none of the rights or remedies of Lender hereunder on account of any past or future defaults, shall be deemed to have been waived by Lender's acceptance of any past due amount or by any indulgence granted by Lender.

     12. NOTICES. All notices and other communications which by any provision of this Note are required or permitted to be given shall be given in writing and shall be sent by express mail, postage prepaid, by recognized courier service or personally delivered to the receiving party. All such notices and communications shall be mailed, sent or delivered as follows:

          (a) If to either Maker:
                  400 Centre Street
                  Newton, MA  02458

          (b) If to Lender:
                  400 Centre Street
                  Newton, MA  02458

or to such other person(s) or address(es) as the party to receive any such communication or notice may have designated by written notice to the other party.

     13. RELATIONSHIP. Notwithstanding any provision of this Note regarding the determination and payment of amounts due and payable hereunder, it is expressly understood and agreed by Makers and Lender that the relationship between Makers on the one hand and Lender on the other hand shall be solely that of debtor to creditor and not that of joint venturers, partners, tenants in common or joint tenants.

     14. LIMITATION ON INTEREST. All agreements between Makers and Lender contained herein are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of this Note, or otherwise, shall the amount paid or agreed to be paid to Lender for the use, forbearance or detention of the principal of this Note exceed the maximum permissible under applicable law, the benefit of which may be asserted by Makers as a defense, and if, from any circumstance whatsoever, fulfillment of any provision of this Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, or if from any circumstances Lender should ever receive as interest under this Note, such an excessive amount, then, IPSO FACTO, the amount which would be excessive interest shall be first prorated, spread and allocated, to the fullest extent permitted by law, to such period and principal as will cause such amount to conform to and comply with applicable law, and the balance, if any, shall be applied to the reduction of the principal of this Note and not to the payment of interest. This provision shall control every other provision of this Note and all other agreements and instruments between Makers and Lender relative hereto.

     15. HOLDER. As used herein, the term "Lender" shall mean, in addition to the initial payee hereof, each person from time to time who is an endorsee of this Note or the bearer, if this Note is at the time payable to bearer.

     16. GOVERNING LAW. Except as to matters regarding the internal affairs of Lender and issues of or limitations on any personal liability of the shareholders and trustees of Lender for obligations of Lender, as to which the laws of the State of Maryland shall govern, this Note shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (a) where this Note is executed or delivered; or (b) where any payment or other performance required by this Note is made or required to be made; or (c) where any breach of any provision of this Note occurs, or any cause of action otherwise accrues; or (d) where any action or other proceeding is instituted or pending; or (e) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (f) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than The Commonwealth of Massachusetts; or (g) any combination of the foregoing.

     To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to the provisions of this Note may be brought and prosecuted in such court or courts located in The Commonwealth of Massachusetts as is provided by law; and the parties consent to the jurisdiction of said court or courts located in The Commonwealth of Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

     17.  ARBITRATION. Lender or Maker(s) (each Maker, for purposes of this
Section 17, being referred to individually and collectively as "Maker") may elect to submit any dispute hereunder that has an amount in controversy in excess of $250,000 to arbitration. Any such arbitration shall be conducted in Boston, Massachusetts in accordance with the Commercial Arbitration Rules of the American Association then pertaining and the decision of the arbitrators with respect to such dispute shall be binding, final and conclusive on the parties.

     In the event Lender or Maker shall elect to submit any such dispute to arbitration hereunder, Lender and Maker shall each appoint and pay all fees of a fit and impartial person as arbitrator with at least ten (10) years' recent professional experience in the general subject matter of the dispute. Notice of such appointment shall be sent in writing by each party to the other, and the arbitrators so appointed, in the event of their failure to agree within thirty
(30) days after the appointment of the second arbitrator upon the matter so submitted, shall appoint a third arbitrator. If either Lender or Maker shall fail to appoint an arbitrator, as aforesaid, for a period of twenty (20) days after written notice from the other party to make such appointment, then the arbitrator appointed by the party having made such appointment shall appoint a second arbitrator and the two (2) so appointed shall, in the event of their failure to agree upon any decision within thirty (30) days thereafter, appoint a third arbitrator. If such arbitrators fail to agree upon a third arbitrator within forty five (45) days after the appointment of the second arbitrator, then such third arbitrator shall be appointed by the American Arbitration Association from its qualified panel of arbitrators, and shall be a person having at least ten (10) years' recent professional experience as to the subject matter in question. The fees of the third arbitrator and the expenses incident to the proceedings shall be borne equally between Lender and Maker, unless the arbitrators decide otherwise. The fees of respective counsel engaged by the parties, and the fees of expert witnesses and other witnesses called for the parties, shall be paid by the respective party engaging such counsel or calling or engaging such witnesses.

     The decision of the arbitrators shall be rendered within thirty (30) days after appointment of the third arbitrator. Such decision shall be in writing and in duplicate, one counterpart thereof to be delivered to Lender and one to Maker. A judgment of a court of competent jurisdiction may be entered upon the award of the arbitrators in accordance with the rules and statutes applicable thereto then obtaining.

     18. NON-LIABILITY OF TRUSTEES. THE DECLARATION OF TRUST ESTABLISHING LENDER, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "SENIOR HOUSING PROPERTIES TRUST " REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF LENDER SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, LENDER. ALL PERSONS DEALING WITH LENDER, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF LENDER FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

                       SIGNATURES FOLLOW ON THE NEXT PAGE

     WITNESS the execution hereof under seal as of the date above first written.

                             FSQ/LTA HOLDINGS INC.


                             By: /s/ Bruce J. Mackey, Jr.
                                 -----------------------------------------------
                             Name: Bruce J. Mackey, Jr.
                             Title: Treasurer and Chief Financial Officer


                             FIVE STAR QUALITY CARE, INC.


                             By: /s/ Bruce J. Mackey, Jr.
                                 -----------------------------------------------
                             Name: Bruce J. Mackey, Jr.
                             Title: Treasurer and Chief Financial Officer